UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

Mayville Engineering Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-38894	39-0944729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

715 South Street, Mayville, Wisconsin 53050

(Address of principal executive offices, including zip code)

(920) 387-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective immediately preceding the Annual Meeting (as defined below) on May 12, 2020, the Board of Directors of Mayville Engineering Company, Inc. (the “Company”) approved an amendment to Section 3.01 of Article III of the Bylaws of the Company to decrease the size of the Board of Directors from eight directors to seven directors.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2020, the Company held its 2020 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposals:

•	The election of two directors, Steven L. Fisher and Patrick D. Michels, to the Company’s Board of Directors for a three-year term to expire at the Company’s 2023 annual meeting of shareholders; and

•	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020.

As of the March 9, 2020 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 19,311,966 shares of the Company’s common stock were outstanding and eligible to vote. Approximately 97.61% of all shares (and votes) were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected Steven L. Fisher and Patrick D. Michels as directors for a three-year term to expire at the Company’s 2023 annual meeting of shareholders. The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage (1)	Votes	Percentage	Votes	Percentage (2)
Steven L. Fisher	14,688,611	83.53%	2,897,247	16.47%	1,265,278	N/A
Patrick D. Michels	14,555,292	82.77%	3,030,566	17.23%	1,265,278	N/A

Ratify Appointment of Deloitte & Touche LLP for 2020

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)	Votes	Percentage (2)
18,574,730	98.89%	208,623	1.11%	67,783	N/A	0	N/A

(1)	Based on a total of all votes received and eligible to be counted as voted on this proposal at the Annual Meeting.
(2)	“N/A” means that abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The exhibits listed in the exhibit index below are being filed herewith.

EXHIBIT INDEX

Exhibit Number

3.1	Amendment to the Bylaws of Mayville Engineering Company, Inc. effective May 12, 2020.

3.2	Bylaws of Mayville Engineering Company, Inc., as amended through May 12, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYVILLE ENGINEERING COMPANY, INC.

Date: May 15, 2020	By:	/s/ Todd M. Butz
Todd M. Butz
Chief Financial Officer